Exhibit 99.5 - Display Solutions for Advanced Technology - February 19, 2002 Roth Capital Partners Growth Stock Conference.

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Slide 1

NYSE:  TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Three-Five Systems, Inc.
   Display Solutions for Advanced Technology
   Tempe, Arizona
   www.threefive.com

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Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

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Slide 3
TFS Company Overview

Global Custom Display Solutions Provider
   Design, Sales Support, Manufacturing Capability

Full Portfolio of Display Technology
   STN, CSTN, TFT, OLEDs, Microdisplays

Two Distinct Businesses

Engaged in Large Growing Markets
   Served Direct View Display Market: $7B+
   Microdisplay Market: $3B+

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Slide 4

Custom Displays - How We Win
   Deliver what the Customers want,
   When they want it.

Research and Development: US
Engineering Support & Design Centers: US, China, Europe
Manufacturing
   Glass: China
   Module Assembly: China, Philippines
Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Japan, Brazil

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Slide 5
Served Core Business Market
   Dollars in billions

                         2001      2002      2003      2004      2005
                        ------    ------    ------    ------    ------
                                              *
Industrial/Medical      1.232     1.279     1.36      1.438     1.523
Consumer                1.787     1.779     2.08      2.308     2.465
Cellular                3.538     4.064     4.233     4.450     4.834

*Color - 25-35% in 2003

Cellular
Consumer
Industrial/Medical

Source: SRI, various industry resources

--------------------------------------------
Slide 6
Customer & Market Diversification: Growing

Cellular:    30%
Medical:     15%
Computer:     8%
Industrial:   8%
Auto:        15%
Consumer:    15%

85% of Design Wins in 2001/2002: new customers


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Slide 7
Bringing OLEDs to Market

Three-Five Systems
   51%
      Asia Module Manufacturing

DuPont Displays
   49%
      OLED Glass - Ritek

Three-D OLED
   Sales
   Design Engineering

Customer

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Slide 8
Why OLED?

Technology Attributes
   Emissive (No Backlight)
   High Contrast
   Wide Viewing Angle
   Low Power
   Thin & Light

Long-Term Cost Leadership
   Plastic Substrates
   Roll-to-Roll Fabrication

**Graphics show OLED version and LED version

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Slide 9
Increasing Display Value

INFORMATION CONTENT

Direct View Displays
   Segmented
      Household Audio
   Dot Matrix
      Household Appliance
      Audio Equipment
      Dashboard Display
      Cell Phones
   Graphics
      Phones
      Video Games
      Electronic
      POS Terminals
      MP3 Players

Microdisplays
   Internet
      Portable Communications
      PDAs
      Network Appliances
   High Definition Projection TV
      Large Computer Monitors
      Front Projectors

Graphic: x-axis: Resolution - Time - Market Size y-axis: Price

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Slide 10
LCoS Microdisplay
   Leverage Two Major Technologies
   -  Liquid Crystal
   -  Silicon CMOS

Glass
Liquid Crystal
Silicon CMOS

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Slide 11
LCoS Microdisplay Markets

Digital Television -
   1,000,000 - 2,000,000 Pixels
   2005:  $1 billion
Multi-media Projectors -
   1,300,000 - 2,000,000 Pixels
   2005: $1.45 billion
Large Format Monitors -
   1,300,000 - 5,000,000 Pixels
   2005: $1 billion
Mobile Appliances -
   500,000 Pixels
   2005 $2 billion
   Zight See Beyond
Total Projected Market 205:  $5.5 billion*

*Source: McLaughlin Consulting Group/Stanford Resources

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Slide 12
LCoS Microdisplay Evolution

Better Performance
   Brighter
   More Contrast
   More Uniform
   Less Artifacts

Better Support Electronics
   More Integrated
   Less Costly
   Easier to Use

More Pixels: 1.3M, 2M, 5M
Smaller Pixels: 1.3M, 1.3M

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Slide 13
LCoS Microdisplay Support Electronics

ASIC           ASIC          6 Custom ASICS                Less Expensive
ASIC           ASIC          10 Support ICs                Smaller
ASIC           ASIC                                        Lower Power
Gen 1                                                      Higher Performance

                             ASIC          1 Custom ASIC
                                           5 Support ICs   Gen 2
                             Image Quality
      2001          2002          2003          2004            2005


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Slide 14
LCoS Kernel Concept

Value Chain Integration Approach

Imagers - Three-Five Systems, Inc.
+Drive ASIC(s) - Three-Five Systems, Inc.
Color Management Prism - Colorlink
Projection and/or Input Optics(?) - Colorlink


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Slide 15
LCoS Microdisplay Roadmap

-  HDTV / Monitor
-  Projector
-  Zight See Beyond
-  Mobile Appliance

Time                 2000                 2001                     2002
               -----------------------------------------------------------------
Resolution     SXGA - 1.3M, .78"
               SVGA - 5M, .43
                                   WUXGA - 2.3M, .85"
                                   XGA - .78M, .53"
                                         720P - 1M, .7"
                                                           SXGA+ - 1.5M, .72"
                                                               QSXGA - 5M, .85"


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Slide 16
Intellectual Property Focus

                         TFS IP         TFS IP        TFS IP       TFS IP
                        Thru 1999     2000/2001        2002         Total
                        ---------     ---------      ---------    ---------

Patents Issued               5             4             1            10
Patents Pending             12            29             -            41
Patent Disclosures          16            24            41            81


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Slide 17

Partnering for the Future

Mitsui & Co., Ltd.
DuPont Displays
RCA
Synaptics - The Human Interface Company
China Displays
Kyocera
ADO - Advanced Digital Optics
UMC

Graphic: logo of each company list on slide

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Slide 18
Our Growth Plan

Profitable Design Wins with Existing Customers
Win New Customers in New Markets using Advanced Display Product Portfolio Drive Microdisplays to Market

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Slide 19
Finance

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Slide 20
Financial History

Sales Revenue ($ millions)
   1998:  95.0
   1999: 147.4
   2000: 160.7
   2001: 116.0(1)

Net Income ($ millions)
   1998:   2.6
   1999:   6.9
   2000:  14.8
   2001: (13.6)(1)

(1) Proforma

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Slide 21

STN ASP Trend

Price Per Unit ($dollars)

1998      10.3
1999      10.0
2000       9.9
2001       8.7
2002       7.0(Estimated)


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Slide 22

Income Statement
   ($ in millions)

                                                      Long-Term
                                                      Financial
                    1999       2000        2001*        Model
                   ------     ------      ------      ---------

Revenue            $147.4     $160.7      $119.1         100%
Gross Margin         29.8       36.0          .4          30%
                     20.2%      22.4%         .3%
SGA                  11.2        9.5         9.9           3%

                      7.6%       5.9%        8.3%
RD&E                  8.7       13.3        16.9           7%
                      8.3%      10.4%       14.2%
Operating Income      9.9       13.2       (26.4)         20%
                      6.7%       8.2%      (22.2)%
Net Income           $6.9      $14.8      $(12.7)         14%
                      4.7%       9.2%      (10.7)%
EPS (diluted)        $0.43      $0.69       $0.59

*Proforma

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Slide 23

Balance Sheet
   ($ millions)

                                  December 31,
                                     2001
                                  -----------

Assets:
   Cash and Investments           $    156.1
   Inventory                            15.6
   Accounts Receivable                  18.1
   PP&E and Other                       56.1
                                  ----------
   Total                          $    245.9
                                  ==========

Liabilities & Equity:
   Short Term Liabilities         $     21.6
   Deferred Taxes                         --
   Capital                             193.6
   Retained Earnings                    30.7
                                  ----------
   Total                          $    245.9
                                  ==========


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Slide 24

Three-Five Systems, Inc.
   NYSE